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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 13, 2002



                          FOX ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-14595                  95-4066193
     (State or Other              (Commission File          (IRS Employer
     Jurisdiction of                  Number)           Identification Number)
      Incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 852-7111


          (Former name or former address, if changed since last report)

                                 Not applicable

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                          FOX ENTERTAINMENT GROUP, INC.


Item 5 - Other Events

On November 13, 2002, Fox Entertainment Group, Inc. ("FEG") announced the pricing of its public offering of 50,000,000 shares of its Class A Common Stock. A copy of the press release issued by FEG announcing the pricing of the shelf offering is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits

(c)      Exhibits

         Exhibit                    Document
         -------                    --------
         99.1                       Press Release dated November 13, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOX ENTERTAINMENT GROUP, INC.



                                            By: /s/ Lawrence A. Jacobs
                                               -------------------------------
                                                 Lawrence A. Jacobs
                                                 Secretary

Dated: November 13, 2002



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                                  EXHIBIT INDEX
                                  -------------

 99.1              Press Release dated November 13, 2002.


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